   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 18, 1996
                                                       REGISTRATION NO. 333-____
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                 --------------

                         NORTHWEST AIRLINES CORPORATION
             (Exact name of Registrant as specified in its charter)
            DELAWARE                                   95-4205287
(State or other jurisdiction of         (I.R.S. Employer Identification Number)
incorporation or organization)

                              2700 LONE OAK PARKWAY
                             EAGAN, MINNESOTA 55121
   (Address, including zip code, of Registrant's principal executive office)

                         NORTHWEST AIRLINES CORPORATION
                              STOCK PURCHASE PLAN
                            (Full title of the Plan)

                                 --------------

                           DOUGLAS M. STEENLAND, ESQ.
              SENIOR VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                         NORTHWEST AIRLINES CORPORATION
                              2700 LONE OAK PARKWAY
                             EAGAN, MINNESOTA 55121
                                 (612) 726-2111
(Name, address, including zip code, and telephone number, including area code, of Registrant's agent for service)

                                   COPIES TO:
                              WILSON S. NEELY, ESQ.
                           SIMPSON THACHER & BARTLETT
                              425 LEXINGTON AVENUE
                          NEW YORK, NEW YORK 10017-3954
                                 (212) 455-2000

                                 --------------

                         CALCULATION OF REGISTRATION FEE

-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
                                                    Proposed         Proposed
                                   Amount to        Maximum          Maximum              Amount of
                                       be        Offering Price      Aggregate          Registration
Title of Securities to be          Registered     Per Share(a)     Offering Price (a)      Fee (a)
Registered
-----------------------------------------------------------------------------------------------------
Class A Common Stock, $.01 par
value per share (b)                 500,000         30.8125          15,406,250            4,668.56
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------

(a) Pursuant to Rule 457(h) under the Securities Act of 1933, the proposed maximum offering price per share, the proposed maximum aggregate offering price and the amount of registration fee have been computed on the basis of the average of the high and low prices per share of Class A Common Stock on the NASDAQ National Market on October 16, 1996.
(b) Includes Preferred Share Purchase Rights which, prior to the occurrence of certain events, will not be exercisable or evidenced separately from the Class A Common Stock.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


ITEM 3.   INCORPORATION OF DOCUMENTS BY REFERENCE.

     The following documents, previously filed by Northwest Airlines Corporation (the "Company" or the "Registrant") with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), are hereby incorporated by reference in this Registration
Statement:

     (a) the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995;

     (b) the Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, 1996 and June 30, 1996; and

     (c) the description of the Company's Class A Common Stock contained in the Company's Registration Statement on Form 8-A, dated March 16, 1994, the description of rights to purchase the Company's Series D Junior Participating Preferred Stock contained in the Company's Registration Statement on Form 8-A, dated November 17, 1995, and any amendment or report filed pursuant to Section 12 of the Exchange Act for the purpose of updating those descriptions.

     All documents filed by the Company pursuant to Section 13(a), 13(c), 14 and 15(d) of the Exchange Act after the date of this Registration Statement and prior to the filing of a post-effective amendment to this Registration Statement indicating that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference into this Registration Statement and to be part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement. The Exchange Act file number is 0-23642.

ITEM 4.   DESCRIPTION OF SECURITIES.

          Not required.

ITEM 5.   INTERESTS OF NAMED EXPERTS AND COUNSEL.

          None.

ITEM 6.   INDEMNIFICATION OF DIRECTORS AND OFFICERS.

          Section 145 of the General Corporation Law of the State of Delaware (the "Delaware Law") empowers a Delaware corporation to indemnify any persons who are, or are threatened to be made, parties to any threatened, pending or completed legal action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of such corporation), by reason of the fact that such person is or was an officer, director, employee or agent or such corporation, or is or was serving at the request of such corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise. The indemnity may include expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, provided that such officer, director, employee or agent acted in good faith and in a manner he reasonably believed to be in or not opposed to the corporation's best interests, and, for criminal proceedings, had no reasonable cause to believe his conduct was unlawful. A Delaware corporation may indemnify officers and directors in an action by or in the right of the corporation under the same conditions, except that no indemnification is permitted without judicial approval if the officer or director is adjudged to be liable to the corporation. Where an officer or director is successful on the merits or otherwise in the defense of any action referred to above, the corporation must indemnify him against the expenses which such officer or director actually and reasonably incurred.

     In accordance with Section 102(b)(7) of the Delaware Law, the Second Amended and Restated Certificate of Incorporation of the Company provides that the directors of the Company shall not be personally liable to the Company or its stockholders for monetary damages for violation of their fiduciary duty.

     Article VIII of the bylaws, as amended, of the Company provides for indemnification of the officers and directors of the Company to the full extent permitted by applicable law.

ITEM 7.   EXEMPTION FROM REGISTRATION CLAIMED.

          Not required.

ITEM 8.   EXHIBITS.

          The following exhibits are filed as part of this Registration
Statement:




          4.1 Second Amended and Restated Certificate of Incorporation of Northwest Airlines Corporation (filed as Exhibit 3.1 to the Company's Registration Statement on Form S-1, File No. 33-74210 (the "S-1") and incorporated herein by reference).

          4.2  Certificate of Amendment to the Company's Second
               Amended and Restated Certificate of Incorporation
               (filed as Exhibit 3.3 to the S-1 and incorporated herein by reference).

          4.3 Certificate of Designation of Series D Junior Participating Preferred Stock of the Company (filed as Exhibit A to Exhibit 1 to the Company's Current Report on Form 8-K dated November 16, 1995 and incorporated herein by reference).


          4.4 Amended and Restated Bylaws of the Company (filed as Exhibit 3.2 to the S-1 and incorporated herein by reference).

          5.1  Opinion of Simpson Thacher & Bartlett

          23.1 Consent of Ernst & Young LLP

          23.2 Consent of Simpson Thacher & Bartlett (included in
               Exhibit 5.1)

          24   Power of Attorney (included in Part II of this
               Registration Statement)

ITEM 9.   UNDERTAKINGS.

          The undersigned Registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement;

               (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (the "Act");

               (ii) to reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement (except to the extent the information required to be included by clauses (i) or (ii) is contained in periodic reports filed by the Company pursuant to Section 13 or 15(d) of the Exchange Act that are incorporated by reference into this Registration Statement);

               (iii) to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement.

          (2) That, for the purposes of determining any liability under the Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

          (4) That, for purposes of determining any liability under the Act, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Exchange Act that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

          (5) Insofar as indemnification for liabilities arising under the Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Eagan, State of Minnesota, on this 17th day of October, 1996.


                              NORTHWEST AIRLINES CORPORATION
                                        (Registrant)






                              By  /s/ Douglas M. Steenland
                                  --------------------------------------
                                  Douglas M. Steenland
                                  Senior Vice President,
                                  General Counsel and Secretary


                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each individual whose signature appears below constitutes and appoints Douglas M. Steenland and Joseph E. Francht, Jr., and each of them individually, his true and lawful agent, proxy and attorney-in-fact, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to (i) act on, sign and file with Securities and Exchange Commission any and all amendments (including post-effective amendments) to this Registration Statement together with all schedules and exhibits thereto, (ii) act on, sign and file with the Securities and Exchange Commission any registration statement relating to this offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, (iii) act on, sign and file with the Securities and Exchange Commission any exhibits to this Registration Statement or any such registration statement or amendments (including post-effective amendments), (vi) act on, sign and file such certificates, instruments, agreements and other documents as may be necessary or appropriate in connection therewith, (v) act on and file any supplement to any prospectus included in this Registration Statement or any such registration statement or amendment and (vi) take any and all actions which may be necessary or appropriate in connection therewith, granting unto such agents, proxies and attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing necessary or appropriate to be done, as fully for all intents and purposes as he might or could do in person, hereby approving, ratifying and confirming all that such agents, proxies and attorneys-in-fact, any of them or any of his or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


       SIGNATURE                                 TITLE                                      DATE
       ---------                                 -----                                      ----
 /s/ John H. Dasburg          President, Chief Executive Officer and Director        October 17, 1996
--------------------------    (principal executive officer)
    John H. Dasburg


/s/ James A. Lawrence         Executive Vice President and Chief Financial Officer   October 17, 1996
--------------------------    (principal financial officer)
  James A. Lawrence


       SIGNATURE                                 TITLE                                      DATE
       ---------                                 -----                                      ----
 /s/ Mark W. Osterberg        Vice President and Chief Accounting Officer             October 17, 1996
--------------------------    (principal accounting officer)
Mark W. Osterberg


 /s/ Alfred A. Checchi        Co-Chairman of the Board of Directors                   October 17, 1996
--------------------------
Alfred A. Checchi


 /s/ Gary L. Wilson           Co-Chairman of the Board of Directors                   October 17, 1996
--------------------------
Gary L. Wilson


 /s/ Richard C. Blum          Director                                                October 17, 1996
--------------------------
Richard C. Blum


 /s/ Thomas Ducy              Director                                                October 17, 1996
--------------------------
Thomas Ducy


 /s/ Marvin L. Griswold       Director                                                October 17, 1996
--------------------------
Marvin L. Griswold


                              Director                                               September __, 1996
--------------------------
Thomas L. Kempner


 /s/ Frederic V. Malek        Director                                                October 17, 1996
--------------------------
Frederic V. Malek


 /s/ V. A. Ravindran          Director                                                October 17, 1996
--------------------------
V.A. Ravindran


 /s/ George J. Vojta          Director                                                October 17, 1996
--------------------------
George J. Vojta


 /s/ Duane E. Woerth          Director                                                October 17, 1996
--------------------------
Duane E. Woerth

                               EXHIBIT INDEX
          ------------------------------------------------------


          4.1 Second Amended and Restated Certificate of Incorporation of Northwest Airlines Corporation (filed as Exhibit 3.1 to the Company's Registration Statement on Form S-1, File No. 33-74210 (the "S-1") and incorporated herein by reference).

          4.2  Certificate of Amendment to the Company's Second
               Amended and Restated Certificate of Incorporation
               (filed as Exhibit 3.3 to the S-1 and incorporated herein by reference).

          4.3 Certificate of Designation of Series D Junior Participating Preferred Stock of the Company (filed as Exhibit A to Exhibit 1 to the Company's Current Report on Form 8-K dated November 16, 1995 and incorporated herein by reference).

          4.4 Amended and Restated Bylaws of the Company (filed as Exhibit 3.2 to the S-1 and incorporated herein by reference).

          5.1  Opinion of Simpson Thacher & Bartlett

          23.1 Consent of Ernst & Young LLP

          23.2 Consent of Simpson Thacher & Bartlett (included in
               Exhibit 5.1)

          24   Power of Attorney (included in Part II of this
               Registration Statement)